UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 18, 2015

Date of Report (Date of earliest event reported)

KSIX MEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52522	98-0550352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10624 S. Eastern Ave., Suite A-910 Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 701-8030

Registrant’s telephone number, including area code

North American Energy Resources, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – SECURITIES AND TRADING MATTERS

Item 3.01 – Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The Company filed a “Issuer Company - Related Notification Form” with the Financial Industry Regulatory Authority (“FINRA”) requesting the following corporate actions: (1) a name change with regards to our recent DEF 14C Information Statement (the “DEF 14C”) filed with the Securities and Exchange Commission on or about June 10, 2015 (and mailed to our shareholders providing them the required twenty day notice as required by regulation) and the related subsequent amendment to our articles of incorporation with the Nevada Secretary of State (Corporation Division) effectuating the change of our name from North American Energy Resources, Inc. to KSIX Media Holdings, Inc. as detailed in the DEF 14C; and (2) a voluntary request for change of our ticker symbol from NAEY to KSIX.

On Friday, July 31, 2015, FINRA approved the corporate actions described above and provided notice to the public on its “Daily List” (i.e. along with notification of the issuance of a new CUSIP number by CUSIP Global Services, a division of Standard and Poors). On Monday, August 3, 2015, the Company will be quoted under the name KSIX Media Holdings, Inc. and our new ticker symbol will be KSIX.

Item 3.02 – Unregistered Sale of Equity Securities

On or about May 18, 2015, the Company issued 930,000 shares of common stock pursuant to a subscription agreement with Sidney J. Lorio Jr. for $75,064.29, or $0.080714 per share. A stock certificate evidencing this issuance of common stock will be prepared upon the printing of a new inventory of stock certificates by Action Stock Transfer Corporation with shall contain our new corporate name and the new CUSIP number for our common stock. This issuance was exempt from the registration provisions of Section 5 of the Securities Act under Section 4(2) of such same said act.

On or about June 4, 2015, the Company issued 1,053,100 shares of common stock pursuant to a subscription agreement with Sidney J. Lorio Jr. for $85,000.22, or $0.080714 per share. A stock certificate evidencing this issuance of common stock will be prepared upon the printing of a new inventory of stock certificates by Action Stock Transfer Corporation with shall contain our new corporate name and the new CUSIP number for our common stock. This issuance was exempt from the registration provisions of Section 5 of the Securities Act under Section 4(2) of such same said act.

On or about June 16, 2015, the Company issued 1,734,520 shares of common stock pursuant to a subscription agreement with Sidney J. Lorio Jr. for $140,000.04, or $0.080714 per share. A stock certificate evidencing this issuance of common stock will be prepared upon the printing of a new inventory of stock certificates by Action Stock Transfer Corporation with shall contain our new corporate name and the new CUSIP number for our common stock. This issuance was exempt from the registration provisions of Section 5 of the Securities Act under Section 4(2) of such same said act.

As stated, the shares of unregistered common stock described above were issued in reliance upon an exemption from registration afforded under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering, or Rule 506(b) of Regulation D promulgated under such same said section. In particular, our Company confirmed that with respect to the exemption claimed under Regulation D, Rule 506(b) and Section 4(2) of the Securities Act of 1933, that:

i. The purchaser referred to above gave written assurance of investment intent without a view for resale and certificates for shares sold to each purchaser shall bear a restrictive resale legend consistent with such investment intent and restricting transfer;

ii. Sales were made to a limited number of persons and no general solicitation to the public was made in connection with such sales;

iii. The purchaser represented in writing that he had sufficient sophistication to evaluate the investment and could afford to lose their entire investment without adversely affecting their lifestyle;

iv. Neither our company nor any person acting on our behalf offered or sold shares by means of any form of general solicitation or general advertising;

v. The purchaser represented in writing that they acquired the shares for his own account; and

vi. The Purchaser has been placed on notice that the securities purchased will need to be sold in compliance with Rule 144 of the Act, and may not be transferred otherwise.

The proceeds from the sales of unregistered common stock of the Company listed above totaling $300,064.55 (for the purchase of 3,717,620 shares of Common Stock of the Company – 10.68% of the current issued and outstanding common stock of the Company) will be used to: (1) further the Company’s plan of acquisitions of select companies in our business segment (horizontal) and related verticals that benefit from our customer base, management expertise and proprietary technology; and (2) monthly payments to Paywall, Inc. a Nevada corporation, related to our wholly-owned subsidiary, KSIX Media, Inc.’s 100% acquisition of KSIX, LLC and BMG Media Group, LLC, both Nevada limited liability companies.

Upon close of the above listed sales of unregistered common stock of the Company, the Company will have 34,832,432 shares of Common Stock issued and outstanding held by approximately fifty (50) shareholders of record. The Company currently has a 724,331 shares of Common Stock which are without restrictive resale legends (e.g. 471,541 shares of Common Stock are currently in street name with Cede & Co).

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

99.1 - Subscription Agreement for the Purchase of Shares of Common Stock of KSIX Media Holdings, Inc. with Sidney Lorio, Jr. dated May 18, 2015

99.2 - Subscription Agreement for the Purchase of Shares of Common Stock of KSIX Media Holdings, Inc. with Sidney Lorio, Jr. dated June 4, 2015

99.3 - Subscription Agreement for the Purchase of Shares of Common Stock of KSIX Media Holdings, Inc. with Sidney Lorio, Jr. dated July 16, 2015

99.4 - Membership Purchase Agreement between Paywall, Inc. and KSIX Media, Inc. dated December 18, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KSIX MEDIA HOLDINGS, INC.

DATE: August 4, 2015	By:	/s/ Carter Matzinger
	Name:	Carter Matzinger
	Title:	President and Chief Executive Officer